SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant /*/
Filed by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                      Dreyfus Capital Value Fund, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



                      Dreyfus Capital Value Fund, Inc.
                -----------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/*/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


     (4) Proposed maximum aggregate value of transaction:

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:

     -------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------

     (3) Filing party:

      ------------------------------------------------------------------

     (4) Date filed:

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     * Set forth the amount on which the filing fee is calculated and state how it was determined.


Notes:

                          THE DREYFUS FAMILY OF FUNDS
                     -------------------------------------
                       NOTICE OF MEETINGS OF STOCKHOLDERS
                     -------------------------------------
To the Stockholders:
        Meetings of Stockholders of each of the Funds in The Dreyfus Family of Funds listed below (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, March 31, 1995 at the time set forth on Exhibit B to the Proxy Statement. The Funds are:

DREYFUS BASIC MUNICIPAL                    DREYFUS INTERMEDIATE MUNICIPAL    DREYFUS NEW YORK TAX EXEMPT
  FUND, INC.                                 BOND FUND, INC.                   BOND FUND, INC.
DREYFUS CALIFORNIA TAX EXEMPT              DREYFUS MASSACHUSETTS MUNICIPAL   DREYFUS NEW YORK TAX EXEMPT
  BOND FUND, INC.                            MONEY MARKET FUND                 INTERMEDIATE BOND FUND
DREYFUS CALIFORNIA TAX EXEMPT              DREYFUS MASSACHUSETTS TAX EXEMPT  DREYFUS NEW YORK TAX EXEMPT
  MONEY MARKET FUND                          BOND FUND                         MONEY MARKET FUND
DREYFUS CAPITAL VALUE FUND                 DREYFUS MICHIGAN MUNICIPAL        DREYFUS OHIO MUNICIPAL MONEY
  (A PREMIER FUND)                           MONEY MARKET FUND, INC.           MARKET FUND, INC.
DREYFUS CONNECTICUT MUNICIPAL              DREYFUS MUNICIPAL BOND FUND, INC. DREYFUS PENNSYLVANIA INTERMEDIATE
  MONEY MARKET FUND, INC.                  DREYFUS MUNICIPAL MONEY MARKET      MUNICIPAL BOND FUND
DREYFUS FOCUS FUNDS, INC.                    FUND, INC.                      DREYFUS PENNSYLVANIA MUNICIPAL
DREYFUS GNMA FUND, INC.                    DREYFUS NEW JERSEY MUNICIPAL        MONEY MARKET FUND
DREYFUS INSURED MUNICIPAL                    MONEY MARKET FUND, INC.
  BOND FUND, INC.                          DREYFUS NEW LEADERS FUND, INC.

        The meetings will be held with respect to each Fund for the following purposes:
     1. To elect additional Board members to hold office until their successors are duly elected and qualified.
     2. To ratify the selection of the Fund's independent auditors.
     3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
        Stockholders of record at the close of business on February 24, 1995 will be entitled to receive notice of and to vote at the meetings.
                                                       By Order of the Board
                                                         John E. Pelletier
                                                                Secretary
New York, New York
February 27, 1995
- -----------------------------------------------------------------------------
                         WE NEED YOUR PROXY VOTE IMMEDIATELY
                                                 ------------
        A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL.
    BY LAW, THE MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE
    ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
- -----------------------------------------------------------------------------
                           THE DREYFUS FAMILY OF FUNDS
                            COMBINED PROXY STATEMENT
                            --------------------------
                              MEETINGS OF STOCKHOLDERS
                        TO BE HELD ON FRIDAY, MARCH 31, 1995
        This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of the Funds in The Dreyfus Family of Funds listed on Exhibit A (each, a "Fund" and, collectively, the "Funds") to be used at the Meeting of Stockholders of each Fund to be held on Friday, March 31, 1995 at the time set forth on Exhibit B, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Meetings of Stockholders. Stockholders of record at the close of business on February 24, 1995 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. As of February 8, 1995, your Fund had outstanding the number of shares indicated on Exhibit A.

        It is estimated that proxy materials will be mailed to stockholders of record on or about March 6, 1995. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK, 11556-0144 OR BY CALLING TOLL-FREE 1-800-645-6561.

        Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

        PROPOSAL 1.  ELECTION OF ADDITIONAL BOARD MEMBERS

        It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as additional Board members of their Fund as indicated. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of the indicated Fund if elected. Mr. Fraser currently is a director of Dreyfus Focus Funds, Inc.; he was elected by such Fund's Board, but not its shareholders, on May 23, 1994. In addition, Mr. Burke and Ms. Jacobs currently are Board members of Dreyfus Pennsylvania Intermediate Municipal Bond Fund. Mr. Burke was elected by such Fund's Board, but not its shareholders, on February 9, 1994. The election of Ms. Jacobs to such Fund's Board became effective on August 3, 1994, and Ms. Jacobs also has not been elected by shareholders. Biographical information about each Nominee is set forth below. Biographical information about each Fund's current Board members and other relevant information is set forth on Exhibit B.
                                      Page 1

NAME, PRINCIPAL OCCUPATION AND
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                                      AGE
- --------------------------------------                                                    --------
     *    DAVID W. BURKE_Only for Dreyfus Pennsylvania Intermediate                            58
Municipal Bond Fund, which is listed on Exhibit B, Part IV
                 Since August 1994, Consultant to The Dreyfus Corporation
("Dreyfus"), each Fund's investment adviser. From October 1990 to August
1994, Vice President and Chief Administrative Officer of Dreyfus. From 1977
to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and
subsequently as President of CBS News. He is also a Board member of 50 other funds in the Dreyfus Family of Funds. His address is 200 Park Avenue, New
York, New York 10166.
        GORDON J. DAVIS_Only for those Funds listed on Exhibit B, Part II                       53
                Since October 1994, senior partner with the law firm of
LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, he was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. Mr. Davis was
Commissioner of Parks and Recreation for the City of New York from 1978 to
1983. He is a director of Consolidated Edison, a utility company, and Phoenix
 Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is also a Board member of 12 funds in the Dreyfus
Family of Funds. His address is 241 Central Park West, New York, New York
10024.

   *    JOSEPH S. DIMARTINO_For all Funds listed on Exhibit B, Parts I, II, III and IV           51
                Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was
President, a director and, until August 1994, Chief Operating Officer of
Dreyfus, and Executive Vice President and a director of Dreyfus Service
Corporation, a wholly-owned subsidiary of Dreyfus which served as each Fund's distributor before August 1994. From August 24, 1994 to December 31, 1994, he
was a director of Mellon Bank Corporation. He is also a director of Noel
Group, Inc., Vice President and former Treasurer and a director of The National
Muscular Dystrophy Association, and a trustee of Bucknell University. He is a
Board member of 59 other funds in the Dreyfus Family of Funds. His address is
200 Park Avenue, New York, New York 10166.

     JOHN M. FRASER, JR._Only for Dreyfus Focus Funds, Inc., which is listed on                  72
Exhibit B, Part III
                President of Fraser Associates, a service company for
planning and arranging corporate meetings and other events. From September
1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd.
Prior thereto, he was Senior Vice President and Resident Director of the
Swedish-American Line for the United States and Canada. He is also a Board member of 11 other funds in the Dreyfus Family of Funds. His address is 133
East 64th Street, New York, New York 10021.
- --------------------
*      "Interested person" as defined in the Investment Company Act of 1940, as amended (the "Act").

                                   Page 2
        ROSALIND GERSTEN JACOBS_Only for Dreyfus Pennsylvania Intermediate                       69
Municipal Bond Fund, which is listed on Exhibit B, Part IV
                Director of Merchandise and Marketing for Corporate Property
Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was Vice President of Macy's New York. She is also a Board member of 20 other funds in the Dreyfus Family of Funds. Her address is c/o Corporate
Property Investors, 305 East 47th Street, New York, New York 10017.

        ROBIN A. SMITH_Only for those Funds listed on Exhibit B, Part I                           31
                Since October 1993, Vice President, and from March 1992 to
October 1993 Executive Director, of One to One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs & Co. She is also a Trustee of Westover
School and a Board member of the Jacob A. Riis Settlement House and the
High/Scope Educational Research Foundation. Her address is 280 Park Avenue,
New York, New York 10010.

        In connection with the merger of Dreyfus and a subsidiary of Mellon Bank, N.A. on August 24, 1994, 33,698 shares of Dreyfus common stock held by Mr. DiMartino under The Dreyfus Corporation Retirement Profit-Sharing Plan (the "Plan") were converted into 29,660 shares of common stock of Mellon Bank Corporation ("Mellon"), Mellon Bank, N.A.'s parent, having a market value of $58.375 per share on such date. In addition, two outstanding options separately granted in 1982 and 1989 to Mr. DiMartino to purchase an aggregate of 200,000 shares of Dreyfus common stock were converted into two options to purchase an aggregate of 176,034 shares of Mellon common stock. These two options expire on November 16, 1999 and August 23, 2000, respectively. Also in connection with the merger of Dreyfus, 2,224 shares of Dreyfus common stock held by Mr. Burke under the Plan were converted into 1,957 shares of Mellon common stock, having a market value of $58.375 per share on such date. In addition, an outstanding option granted in 1989 to Mr. Burke to purchase 100,000 shares of Dreyfus common stock was converted into an option to purchase 88,017 shares of Mellon common stock. This option expires on August 23, 2000. In November 1994, Mellon's common stock split in a 3 for 2 proportion, and all shares of Mellon common stock held under the Plan, and all outstanding options, were adjusted accordingly.

        The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

        None of the Funds has a standing audit or compensation committee or any committees performing similar functions. Each Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, the function of which is to select and nominate all candidates who are not "interested persons" for election to the Fund's Board. Except as set forth on Exhibit B, Board members and officers of a Fund, in the aggregate, as of February 8, 1995, owned less than 1% of such Fund's outstanding shares.

        The Funds typically pay Board members an annual retainer and a per meeting fee and reimburse them for their expenses. The Chairman of the Board for each Fund, which position will be held by Mr. DiMartino, if elected, receives an additional 25% in annual retainer and per meeting attendance fees. For each Fund's most recent fiscal year, the number of Board meetings that were held, the schedule of fees payable by the Fund to Board members and the aggregate amount of compensation received by each Board member from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit B. The Funds do not pay any other remuneration to their officers and Board members.
                          Page 3
        Mr. Burke is currently a Board member of Dreyfus Pennsylvania Intermediate Municipal Bond Fund and 50 other funds in the Dreyfus Family of Funds for which he received aggregate compensation of $518 and $27,898, respectively, for the year ended December 31, 1994. Mr. Davis is currently a Board member of 12 funds in the Dreyfus Family of Funds for which he received aggregate compensation of $29,602 for the year ended December 31, 1994. Mr. Fraser is currently a Board member of Dreyfus Focus Funds, Inc. and 11 other funds in the Dreyfus Family of Funds for which he received aggregate compensation of $4,000 and $46,766, respectively, for the year ended December 31, 1994. Ms. Jacobs is currently a Board member of Dreyfus Pennsylvania Intermediate Municipal Bond Fund and 20 other funds in the Dreyfus Family of Funds for which she received aggregate compensation of $829 and $57,638, respectively, for the year ended December 31, 1994. Mr. DiMartino recently became a Board member of 59 funds in the Dreyfus Family of Funds and he is expected to be proposed for election as a Board member of 32 other funds in the Dreyfus Family of Funds during 1995. Ms. Smith is expected to be proposed for election as a Board member of eight funds in the aggregate, including the Funds. It is currently estimated that Mr. DiMartino and Ms. Smith will receive from these funds, as well as from the other Funds if each is elected to the Boards, aggregate compensation of at least $445,000 and $30,000, respectively, for the year ending December 31, 1995. Mr. DiMartino and his family also are entitled to certain health insurance benefits, with a portion of the annual premium, such portion estimated to be approximately $16,500 for calendar year 1995, to be allocated among the funds in the Dreyfus Family of Funds for which he serves as Chairman.
        PROPOSAL 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The Act requires that each Fund's independent auditors be selected by a majority of those Board members who are not "interested persons" (as defined in the Act) of the Fund and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of its members who are not "interested persons" of such Fund, approved the selection of Ernst & Young LLP (the "Auditors") for such Fund's current fiscal year at a Board meeting held on the date set forth on Exhibit B.

        The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither the Auditors nor any of its partners has a direct, or material indirect, financial interest in any Fund or Dreyfus.

        The Auditors, a major international independent accounting firm, have been the auditors of each Fund since its inception. Each Fund's Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.

        A representative of the Auditors is expected to be present at the meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

EACH FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE AUDITORS AS INDEPENDENT AUDITORS OF THE FUND.
                         ADDITIONAL INFORMATION

        Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.
        Premier Mutual Fund Services, Inc. (the "Distributor"), with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as each Fund's distributor.
        Exhibit B sets forth certain information concerning entities that are known by the respective Fund to be the holders of record of 5% or more of its shares outstanding as of February 8, 1995. To each Fund's knowledge, no stockholder beneficially owned 5% or more of its shares outstanding on such date, except to the extent set forth on Exhibit B.
                      Page 4
                                   OTHER MATTERS

        If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.

        Each Fund's Board is not aware of any other matters which may come before the meeting. However, should any such matters with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

        Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

        Unless otherwise required under the Act, ordinarily it will not be necessary for a Fund to hold annual meetings of stockholders. As a result, a Fund's stockholders will not consider each year the election of Board members or the appointment of auditors. However, a Fund's Board will call a meeting of its stockholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by stockholders. Under the Act, stockholders of record of not less than two-thirds of a Fund's outstanding shares may remove Board members of such Fund through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under each Fund's By-Laws, the Board members are required to call a meeting of stockholders for the purpose of voting upon the question of removal of any such Board members when requested in writing to do so by the stockholders of record of not less than 10% of such Fund's outstanding shares. Stockholders wishing to submit proposals for inclusion in a Fund's proxy statement for a subsequent stockholder meeting should send their written submissions to the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention:  General Counsel.

                      NOTICE TO BANKS, BROKER/DEALERS AND
                    VOTING TRUSTEES AND THEIR NOMINEES
        Please advise the appropriate Fund, in care of Management Information Services, Inc., Attention: [NAME OF FUND], 61 Accord Park Drive, Norwell, MA 02061, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.
Dated:  February 27, 1995
                               Page 5
                                      EXHIBIT A
        Set forth below is a list of each Fund for which a stockholder meeting is being held and the number of shares of such Fund outstanding on February 8, 1995:

                                                                                                        NUMBER OF SHARES
NAME OF FUND                                                                                             OUTSTANDING

Dreyfus BASIC Municipal
            Fund, Inc.......................................................                             1,012,419,246.530
Dreyfus California Tax Exempt
            Bond Fund, Inc..................................................                               104,865,819.455
Dreyfus California Tax Exempt
            Money Market Fund...............................................                               283,573,959.090
Dreyfus Capital Value Fund
            (A Premier Fund)................................................                                40,037,730.681
Dreyfus Connecticut Municipal
            Money Market Fund, Inc..........................................                               257,087,417.130
Dreyfus Focus Funds, Inc....................................................                                 1,711,427.192
Dreyfus GNMA Fund, Inc......................................................                               101,810,190.559
Dreyfus Insured Municipal
            Bond Fund, Inc..................................................                                13,317,316.886
Dreyfus Intermediate Municipal
            Bond Fund, Inc..................................................                               112,376,192.306
Dreyfus Massachusetts Municipal
            Money Market Fund...............................................                               151,655,250.410
Dreyfus Massachusetts Tax Exempt
            Bond Fund.......................................................                                10,362,255.189
Dreyfus Michigan Municipal
            Money Market Fund, Inc..........................................                                61,789,852.130
Dreyfus Municipal Bond Fund, Inc............................................                               313,456,039.892
Dreyfus Municipal Money Market
            Fund, Inc.......................................................                             1,014,622,195.620
Dreyfus New Jersey Municipal
            Money Market Fund, Inc..........................................                               770,218,433.740
Dreyfus New Leaders Fund, Inc...............................................                                12,797,626.682
Dreyfus New York Tax Exempt
            Bond Fund, Inc..................................................                               120,655,429.710
Dreyfus New York Tax Exempt
            Intermediate Bond Fund..........................................                                19,883,156.720
Dreyfus New York Tax Exempt
            Money Market Fund...............................................                               323,843,429.030
Dreyfus Ohio Municipal Money
            Market Fund, Inc................................................                                58,139,130.180
Dreyfus Pennsylvania Intermediate
            Municipal Bond Fund.............................................                                 2,063,139.598
Dreyfus Pennsylvania Municipal
            Money Market Fund...............................................                               155,352,288.380

                                    Page A1
                                 EXHIBIT B
                                  PART I

        Part I sets forth the meeting time and information relevant to the current Board Members, auditors and share ownership for the following Funds:

              Dreyfus California Tax Exempt Money Market Fund ("DCTEMM") Dreyfus Capital Value Fund (A Premier Fund) ("DCV")
              Dreyfus Insured Municipal Bond Fund, Inc. ("DIMB")
              Dreyfus Municipal Bond Fund, Inc. ("DMB")
              Dreyfus Municipal Money Market Fund, Inc. ("DMMM")
              Dreyfus New Leaders Fund, Inc. ("DNL")

*  Meeting Time for each Fund:  11:15 a.m.

                                                     BOARD MEMBERS

NAME, PRINCIPAL OCCUPATION AND BUSINESS                                                                      BOARD MEMBER
EXPERIENCE FOR PAST FIVE YEARS                                                      AGE                          SINCE
- ------------------------------------------------------------------------------------------------------------------------

* DAVID W. BURKE                                                                     58                      DCTEM-1994
        Since August 1994, Consultant to Dreyfus. From October 1990 to August                                DCV-1994
1994, Vice President and Chief Administrative Officer of Dreyfus.  From 1977 to                              DMB-1994
1990, Mr. Burke was involved in the management of national television news, as                               DMMM-1994
Vice President and Executive Vice President of ABC News, and subsequently as                                 DIMB-1994
President of CBS News. He is also a Board member of 45 other funds in the                                    DNL-1994
Dreyfus Family of Funds. His address is 200 Park Avenue, New York, New York 10166.

HODDING CARTER, III                                                                   59                     DCTEMM-1988
        President of MainStreet, a television production company. Since 1991,                                DCV-1988
a syndicated columnist for United Media - NEA. From 1985 to 1986, he was                                     DIMB-1988
editor and chief correspondent of "Capitol Journal," a weekly Public                                         DMB-1988
Broadcasting System ("PBS") series on Congress. From 1981 to 1984, he was                                    DMMM-1988
anchorman and chief correspondent for PBS' "Inside Story," a regularly                                       DNL-1988
scheduled half-hour critique of press performance. From 1977 to July 1, 1980,
Mr. Carter served as Assistant Secretary of State for Public Affairs and as
Department of State spokesman. He is also a Board member of two other funds in the Dreyfus Family of Funds. His address is c/o MainStreet, 918 Sixteenth
Street, N.W., Washington, D.C. 20006.
                           Page B1
NAME, PRINCIPAL OCCUPATION AND BUSINESS                                                                      BOARD MEMBER
EXPERIENCE FOR PAST FIVE YEARS                                                      AGE                          SINCE
- ------------------------------------------------------------------------------------------------------------------------
EHUD HOUMINER                                                                         54                      DCTEMM-1994
        Since July 1991, Professor and Executive-in-Residence at the Columbia                                 DCV-1994
Business School, Columbia University and, since February 1992, a consultant to                                DIMB-1994
Bear, Stearns & Co. Inc., investment bankers. He was President and Chief                                      DMB-1994
Executive Officer of Philip Morris USA, manufacturers of consumer products,                                   DMMM-1994
from December 1988 until September 1990. He also is a director of Avnet Inc.                                  DNL-1994
and a Board member of three other funds in the Dreyfus Family of Funds. His address is Columbia Business School, Columbia University, Uris Hall, Room 526,
New York, New York 10027.
RICHARD C. LEONE                                                                       54                     DCTEMM-1985
        President of The Twentieth Century Fund, Inc., a tax exempt research                                  DCV-1984
foundation engaged in economic, political and social policy studies. From                                     DIMB-1985
April 1990 to March 1994, Chairman, and from April 1988 to March 1994, a                                      DMB-1976
Commissioner of The Port Authority of New York and New Jersey. A member in                                    DMMM-1980
1985, and from January 1986 to January 1989, Managing Director of Dillon,                                     DNL-1984
Read & Co. Inc. Mr. Leone is also a director of Resource Mortgage Capital,
Inc. and a Board member of two other funds in the Dreyfus Family of Funds.
His address is 41 East 70th Street, New York, New York
10021.

HANS C. MAUTNER                                                                        57                     DCTEMM-1985
        Chairman, Trustee and Chief Executive Officer of Corporate Property                                   DCV-1984
Investors, a real estate investment company. Since January 1986, a Director                                   DIMB-1985
of Julius Baer Investment Management, Inc., a wholly-owned subsidiary of                                      DMB-1978
Julius Baer Securities, Inc. He is also a Board member of two other funds in                                  DMMM-1980
the Dreyfus Family of Funds. His address is 305 East 47th Street, New York,                                   DNL-1984
New York 10017.

JOHN E. ZUCCOTTI                                                                        57                    DCTEMM-1985
        President and Chief Executive Officer of Olympia & York Companies                                     DCV-1984
(U.S.A.) and a member of its Board of Directors since the inception of a                                      DIMB-1985
Board on July 27, 1993. From 1986 to 1990, he was a partner in the law firm                                   DMB-1977
of Brown & Wood, and from 1978 to 1986, a partner in the law firm of Tufo &                                   DMMM-1980
Zuccotti. First Deputy Mayor of the City of New York from December 1975 to                                    DNL-1984
June 1977, and Chairman of the City Planning Commission for the City of New
York from 1973 to 1975. Mr. Zuccotti is also a Director of Empire Blue Cross
& Blue Shield, Catellus Development Corporation, a real estate development corporation, and Diversicare, Inc., a health care services company. He is also a Board member of two other funds in the Dreyfus Family of Funds. His address is 237 Park Avenue, New York, New York 10017.
- -----------------------
*      "Interested Person" as defined in the Act.

                                Page B2
                  PERTAINING TO THE BOARD OF THE ABOVE LISTED FUNDS
        * The number of Board and, where applicable, committee meetings held during the last fiscal year; the name of Board members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board member was in office; and the rate at which Board members are paid, are as follows:

                                  NUMBER OF             BOARD MEMBERS ATTENDING
NAME OF FUND                   BOARD MEETINGS          FEWER THAN 75% OF MEETINGS          ANNUAL RETAINER/PER MEETING FEE
- -------------                 ---------------          --------------------------          -------------------------------
DCTEMM                              3                         Hans Mautner                           $2,500/$250
DCV                                 6                         Hans Mautner                           $4,500/$500
DIMB                                5                         Hans Mautner                           $2,500/$250
DMB                                 6                         Hans Mautner                           $4,500/$500
DMMM                                6                         Hans Mautner                           $4,500/$500
DNL                                 6                         Hans Mautner                           $2,500/$500

   *  Compensation Table for the last fiscal year (except as otherwise noted):


                                                                                                      (5)
                                                              (3)                                    TOTAL
                                                           PENSION OR             (4)             COMPENSATION
                                                           RETIREMENT          ESTIMATED           FROM FUND
                                                            BENEFITS             ANNUAL             AND FUND
                                          (2)              ACCRUED AS           BENEFITS          COMPLEX PAID
             (1)                       AGGREGATE          PART OF EACH         FROM EACH        TO BOARD MEMBER
        NAME OF BOARD                COMPENSATION          FUND'S             FUND UPON          FOR THE 1994
        MEMBER AND FUND             FROM EACH FUND*          EXPENSES           RETIREMENT          CALENDER YEAR
        -----------------          ----------------      --------------       ------------         -------------
David W. Burke                                                                                       $27,898
               DCTEMM                       N/A               None                None
               DCV                         $452               None                None
               DIMB                         N/A               None                None
               DMB                        $  86               None                None
               DMMM                         N/A               None                None
               DNL                         $884               None                None

Hodding Carter, III                                                                                  $33,625
               DCTEMM                    $3,250               None                None
               DCV                       $6,500               None                None
               DIMB                      $3,500               None                None
               DMB                       $6,500               None                None
               DMMM                      $6,500               None                None
               DNL                       $4,500               None                None

                                               Page B3

                                                                                                      (5)
                                                              (3)                                    TOTAL
                                                           PENSION OR             (4)             COMPENSATION
                                                           RETIREMENT          ESTIMATED           FROM FUND
                                                            BENEFITS             ANNUAL             AND FUND
                                          (2)              ACCRUED AS           BENEFITS          COMPLEX PAID
                (1)                    AGGREGATE          PART OF EACH         FROM EACH        TO BOARD MEMBER
             NAME OF BOARD           COMPENSATION           FUND'S             FUND UPON          FOR THE 1994
            MEMBER AND FUND         FROM EACH FUND*        EXPENSES            RETIREMENT          CALENDER YEAR
        -----------------          ----------------      --------------       ------------         -------------
Ehud Houminer                                                                                        $25,701
               DCTEMM                    $  667               None                None
               DCV                       $3,995               None                None
               DIMB                      $1,116               None                None
               DMB                       $3,626               None                None
               DMMM                      $2,492               None                None
               DNL                       $1,527               None                None

Richard C. Leone                                                                                     $33,125
               DCTEMM                    $3,250               None                None
               DCV                       $6,500               None                None
               DIMB                      $3,500               None                None
               DMB                       $6,500               None                None
               DMMM                      $6,500               None                None
               DNL                       $4,500               None                None

Hans C. Mautner                                                                                      $33,625
               DCTEMM                    $3,000               None                None
               DCV                       $6,000               None                None
               DIMB                      $3,250               None                None
               DMB                       $6,000               None                None
               DMMM                      $6,000               None                None
               DNL                       $4,000               None                None

John E. Zuccotti                                                                                     $33,625
               DCTEMM                    $3,250               None                None
               DCV                       $6,500               None                None
               DIMB                      $3,500               None                None
               DMB                       $6,500               None                None
               DMMM                      $6,500               None                None
               DNL                       $4,500               None                None
- ----------------------
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,085 for all Board members as a group.

                page B4

                           PERTAINING TO AUDITORS
                                                          Date Board Last
      NAME OF FUND                                        APPROVED AUDITORS
         DCTEMM                                             April 4, 1994
         DCV                                                August 1, 1994
         DIMB                                               April 4, 1994
         DMB                                                August 1, 1994
         DMMM                                               April 4, 1994
         DNL                                                October 24, 1994
PERTAINING TO SHARE OWNERSHIP OF PERSONS, IF ANY, KNOWN TO OWN BENEFICIALLY 5% OR MORE OF THE FUND'S OUTSTANDING VOTING SECURITIES AS OF FEBRUARY 8, 1995

   NAME OF                 NAME AND ADDRESS                          PERCENTAGE OF                       NUMBER OF
    FUND                   OF STOCKHOLDER                          SHARES OUTSTANDING               SHARES OUTSTANDING
- -------------             ------------------                       -----------------                -------------------
DCTEMM                        Virg & Co.-First Interstate                 24.40%                        69,223,344.880
                              Bank of Los Angeles CA.
                              PO Box 9800
                              Calabasas, CA 91372-0800
DCV                           Merrill Lynch Pierce Fenner &               22.70%                        40,037,730.681
                              Smith, Inc.
                              (Class A Shares)
                              4800 Deer Lake Dr.
                              Jacksonville, FL 32246-6484
DCV                           Merrill Lynch Pierce Fenner &                8.38%                        40,037,730.681
                              Smith, Inc.
                              (Class B Shares)
                              4800 Deer Lake Dr.
                              Jacksonville, FL 32246-6484

                                      Page B5
                                         PART II
        Part II sets forth the meeting time and information relevant to the current Board Members, auditors and share ownership for the following Funds:
             Dreyfus BASIC Municipal Fund, Inc. ("DBMF")
             Dreyfus California Tax Exempt Bond Fund, Inc. ("DCTEB")
             Dreyfus Connecticut Municipal Money Market Fund, Inc. ("DCMMM") Dreyfus GNMA Fund, Inc. ("DGNMA")
             Dreyfus Intermediate Municipal Bond Fund, Inc. ("DIMB")
             Dreyfus Massachusetts Municipal Money Market Fund ("DMMMM") Dreyfus Massachusetts Tax Exempt Bond Fund ("DMTEB")
             Dreyfus Michigan Municipal Money Market Fund, Inc. ("DMIMM") Dreyfus New Jersey Municipal Money Market Fund, Inc. ("DNJMM") Dreyfus New York Tax Exempt Bond Fund, Inc. ("DNYTEB")
             Dreyfus New York Tax Exempt Intermediate Bond Fund ("DNYTEI") Dreyfus New York Tax Exempt Money Market Fund ("DNYTEM") Dreyfus Ohio Municipal Money Market Fund, Inc. ("DOMMM") Dreyfus Pennsylvania Municipal Money Market Fund ("DPMMM")
*  Meeting time for each Fund:  11:30 a.m.
                           Page B6
                                             BOARD MEMBERS

NAME, PRINCIPAL OCCUPATION AND                                                                              BOARD MEMBER
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                                  AGE                    SINCE
- ---------------------------------------                                            -------------             ----------
*DAVID W. BURKE                                                                          58                  DBMF-1994
        Since August 1994, Consultant to Dreyfus. From October 1990 to August                                DCTEB-1994
1994, Vice President and Chief Administrative Officer of Dreyfus. From 1977                                  DCMMM-1994
to 1990, Mr. Burke was involved in the management of national                                                DGNMA-1994
television news, as Vice President and Executive Vice President                                              DIMB-1994
of ABC News, and subsequently as President of CBS News. He is also                                           DMMMM-1994
a Board member of 37 other funds in the Dreyfus Family of Funds. His address                                 DMTEB-1994
is 200 Park Avenue, New York, New York 10166.                                                                DMIMM-1994
                                                                                                             DNJMM-1994
                                                                                                             DNYTEB-1994
                                                                                                             DNYTEI-1994
                                                                                                             DNYTEM-1994
                                                                                                             DOMMM-1994
                                                                                                             DPMMM-1994
SAMUEL CHASE                                                                             63                  DBMF-1991
        Since 1982, President of Samuel Chase & Company, Ltd., and from 1983                                 DCTEB-1985
to 1990, Chairman of Chase, Brown & Blaxall, Inc., economic consulting firms.                                DCMMM-1990
His address is 4410 Massachusetts Avenue, N.W., Suite 408, Washington, D.C.                                  DGNMA-1985
20016.                                                                                                       DIMB-1985
                                                                                                             DMMMM-1991
                                                                                                             DMTEB-1985
                                                                                                             DMIMM-1990
                                                                                                             DNJMM-1988
                                                                                                             DNYTEB-1985
                                                                                                             DNYTEI-1987
                                                                                                             DNYTEM-1987
                                                                                                             DOMMM-1991
                                                                                                             DPMMM-1990
JONI EVANS                                                                               52                  DBMF-1991
        Senior Vice President of the William Morris Agency. From September                                   DCTEB-1983
1987 to May 1993, Executive Vice President of Random House, Inc., and, from                                  DCMMM-1990
January 1991 to May 1993, President and Publisher of Turtle Bay Books; from                                  DGNMA-1985
January 1987 to December 1990, Publisher of Random House_Adult Trade Division;                               DIMB-1983
and from 1985 to 1987, President of Simon & Schuster_Trade Division. Her                                     DMMMM-1991
address is 1350 Avenue of the Americas, New York, New York 10019.                                            DMTEB-1985
                                                                                                             DMIMM-1990
                                                                                                             DNJMM-1988
                                                                                                             DNYTEB-1983
                                                                                                             DNYTEI-1987
                                                                                                             DNYTEM-1987
                                                                                                             DOMMM-1991
                                                                                                             DPMMM-1990
- ---------------------------
*  "Interested Person" as defined in the Act.
                           Page B7
NAME, PRINCIPAL OCCUPATION AND                                                                              BOARD MEMBER
BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                                  AGE                    SINCE
- ---------------------------------------                                            -------------             ----------
ARNOLD S. HIATT                                                                          67                    DBMF-1991
        Chairman of The Stride Rite Foundation. From 1969 to June 1992,                                        DCTEB-1983
Chairman of the Board, President or Chief Executive Officer of The Stride                                      DCMMM-1990
Rite Corporation, a multidivisional footwear manufacturing and retailing                                       DGNMA-1985
company. Mr. Hiatt is also a Director of the Cabot Corporation. His address                                    DIMB-1983
is 400 Atlantic Avenue, Boston, Massachusetts 02110.                                                           DMMMM-1991
                                                                                                               DMTEB-1985
                                                                                                               DMIMM-1990
                                                                                                               DNJMM-1988
                                                                                                               DNYTEB-1983
                                                                                                               DNYTEI-1987
                                                                                                               DNYTEM-1987
                                                                                                               DOMMM-1991
                                                                                                               DPMMM-1990
DAVID J. MAHONEY                                                                          71                   DBMF-1991
        President of David Mahoney Ventures since 1983. From 1968 to 1983, he                                  DCTEB-1991
was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of                                   DCMMM-1991
consumer products and services. Mr. Mahoney is also a director of National                                     DGNMA-1991
Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems,                                     DIMB-1991
Inc. His address is 745 Fifth Avenue, Suite 700, New York, New York 10151.                                     DMMMM-1991
                                                                                                               DMTEB-1991
                                                                                                               DMIMM-1991
                                                                                                               DNJMM-1991
                                                                                                               DNYTEB-1991
                                                                                                               DNYTEI-1991
                                                                                                               DNYTEM-1991
                                                                                                               DOMMM-1991
                                                                                                               DPMMM-1991
BURTON N. WALLACK                                                                        44                    DBMF-1991
        President and co-owner of Wallack Management Company, a real estate                                    DCTEB-1991
management company managing real estate in the New York City area. His                                         DCMMM-1991
address is 18 East 64th Street, Suite 3D, New York, New York 10021.                                            DGNMA-1991
                                                                                                               DIMB-1991
                                                                                                               DMMMM-1991
                                                                                                               DMTEB-1991
                                                                                                               DMIMM-1991
                                                                                                               DNJMM-1991
                                                                                                               DNYTEB-1991
                                                                                                               DNYTEI-1991
                                                                                                               DNYTEM-1991
                                                                                                               DOMMM-1991
                                                                                                               DPMMM-1991

               PAGE B8

                  PERTAINING TO THE BOARD OF THE ABOVE LISTED FUNDS
        * The number of Board and, where applicable, committee meetings held during the last fiscal year; the name of Board members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board member was in office, and the rate at which Board members are paid, are as follows:

                                 NUMBER OF              BOARD MEMBERS ATTENDING
NAME OF FUND                   BOARD MEETINGS          FEWER THAN 75% OF MEETINGS          ANNUAL RETAINER/PER MEETING FEE
- --------------                ----------------      -----------------------------          -------------------------------
DBMF                                6                Arnold Hiatt and David Mahoney                $1,000/$250
DCTEB                               6                Arnold Hiatt and David Mahoney                $4,500/$500
DCMMM                               6                Arnold Hiatt and David Mahoney                $1,000/0
DGNMA                               5                Arnold Hiatt and David Mahoney                $4,500/$500
DIMB                                6                Arnold Hiatt and David Mahoney                $4,500/$500
DMMMM                               6                Arnold Hiatt and David Mahoney                $1,000/0
DMTEB                               6                Arnold Hiatt and David Mahoney                $1,500/$250
DMIMM                               6                Arnold Hiatt and David Mahoney                $1,000/0
DNJMM                               6                Arnold Hiatt and David Mahoney                $2,500/$500
DNYTEB                              6                Arnold Hiatt and David Mahoney                $4,500/$500
DNYTEI                              6                Arnold Hiatt and David Mahoney                $2,500/$500
DNYTEM                              6                Arnold Hiatt and David Mahoney                $1,500/$250
DOMMM                               6                Arnold Hiatt and David Mahoney                $1,000/0
DPMMM                               6                Arnold Hiatt and David Mahoney                $1,000/0
                       Page B9
        *  Compensation Table for the last fiscal year (except as otherwise noted):

                                                                                                      (5)
                                                              (3)                                    TOTAL
                                                           PENSION OR             (4)             COMPENSATION
                                                           RETIREMENT          ESTIMATED           FROM FUND
                                                            BENEFITS             ANNUAL             AND FUND
                                          (2)              ACCRUED AS           BENEFITS          COMPLEX PAID
                 (1)                   AGGREGATE          PART OF EACH         FROM EACH        TO BOARD MEMBER
            NAME OF BOARD             COMPENSATION          FUND'S             FUND UPON          FOR THE 1994
           MEMBER AND FUND          FROM EACH FUND *        EXPENSES         RETIREMENT           CALENDER YEAR
        -------------------       ------------------     -------------      --------------     -----------------
David W. Burke                                                                                       $27,898
               DBMF                     $    19               None                None
               DCTEB                        N/A               None                None
               DCMMM                    $   101               None                None
               DGNMA                        N/A               None                None
               DIMB                         N/A               None                None
               DMMMM                    $   438               None                None
               DMTEB                        N/A               None                None
               DMIMM                    $   101               None                None
               DNJMM                    $ 2,096               None                None
               DNYTEB                       N/A               None                None
               DNYTEI                       N/A               None                None
               DNYTEM                       N/A               None                None
               DOMMM                    $   268               None                None
               DPMMM                    $   101               None                None

Samuel Chase                                                                                         $46,250
               DBMF                      $2,000               None                None
               DCTEB                     $6,500               None                None
               DCMMM                     $1,000               None                None
               DGNMA                     $6,500               None                None
               DIMB                      $6,500               None                None
               DMMMM                     $1,000               None                None
               DMTEB                     $2,500               None                None
               DMIMM                     $1,000               None                None
               DNJMM                     $4,500               None                None
               DNYTEB                    $6,500               None                None
               DNYTEI                    $3,500               None                None
               DNYTEM                    $2,500               None                None
               DOMMM                     $1,000               None                None
               DPMMM                     $1,000               None                None
                   Page B10
                                                                                                      (5)
                                                              (3)                                    TOTAL
                                                           PENSION OR             (4)             COMPENSATION
                                                           RETIREMENT          ESTIMATED           FROM FUND
                                                            BENEFITS             ANNUAL             AND FUND
                                          (2)              ACCRUED AS           BENEFITS          COMPLEX PAID
                 (1)                   AGGREGATE          PART OF EACH         FROM EACH        TO BOARD MEMBER
            NAME OF BOARD             COMPENSATION          FUND'S             FUND UPON          FOR THE 1994
           MEMBER AND FUND          FROM EACH FUND *        EXPENSES         RETIREMENT           CALENDER YEAR
        -------------------       ------------------     -------------      --------------     -----------------
Joni Evans                                                                                           $46,250
               DBMF                      $2,000               None                None
               DCTEB                     $6,500               None                None
               DCMMM                     $1,000               None                None
               DGNMA                     $6,500               None                None
               DIMB                      $6,500               None                None
               DMMMM                     $1,000               None                None
               DMTEB                     $2,500               None                None
               DMIMM                     $1,000               None                None
               DNJMM                     $4,000               None                None
               DNYTEB                    $6,500               None                None
               DNYTEI                    $3,500               None                None
               DNYTEM                    $2,500               None                None
               DOMMM                     $1,000               None                None
               DPMMM                     $1,000               None                None

Arnold S. Hiatt                                                                                      $42,750
               DBMF                      $1,750               None                None
               DCTEB                     $5,500               None                None
               DCMMM                     $1,000               None                None
               DGNMA                     $5,500               None                None
               DIMB                      $5,500               None                None
               DMMMM                     $1,000               None                None
               DMTEB                     $2,000               None                None
               DMIMM                     $1,000               None                None
               DNJMM                     $4,000               None                None
               DNYTEB                    $5,500               None                None
               DNYTEI                    $3,000               None                None
               DNYTEM                    $2,000               None                None
               DOMMM                     $1,000               None                None
               DPMMM                     $1,000               None                None
                   Page B 11
                                                                                                      (5)
                                                              (3)                                    TOTAL
                                                           PENSION OR             (4)             COMPENSATION
                                                           RETIREMENT          ESTIMATED           FROM FUND
                                                            BENEFITS             ANNUAL             AND FUND
                                          (2)              ACCRUED AS           BENEFITS          COMPLEX PAID
                 (1)                   AGGREGATE          PART OF EACH         FROM EACH        TO BOARD MEMBER
            NAME OF BOARD             COMPENSATION          FUND'S             FUND UPON          FOR THE 1994
           MEMBER AND FUND          FROM EACH FUND *        EXPENSES         RETIREMENT           CALENDER YEAR
        -------------------       ------------------     -------------      --------------     -----------------
David J. Mahoney                                                                                     $43,000
               DBMF                      $1,500               None                None
               DCTEB                     $5,500               None                None
               DCMMM                     $1,000               None                None
               DGNMA                     $5,500               None                None
               DIMB                      $5,500               None                None
               DMMMM                     $1,000               None                None
               DMTEB                     $2,000               None                None
               DMIMM                     $1,000               None                None
               DNJMM                     $4,000               None                None
               DNYTEB                    $5,500               None                None
               DNYTEI                    $3,000               None                None
               DNYTEM                    $2,000               None                None
               DOMMM                     $1,000               None                None
               DPMMM                     $1,000               None                None

Burton N. Wallack                                                                                    $46,250
               DBMF                      $2,000               None                None
               DCTEB                     $6,500               None                None
               DCMMM                     $1,000               None                None
               DGNMA                     $6,500               None                None
               DIMB                      $6,500               None                None
               DMMMM                     $1,000               None                None
               DMTEB                     $2,500               None                None
               DMIMM                     $1,000               None                None
               DNJMM                     $4,500               None                None
               DNYTEB                    $6,500               None                None
               DNYTEI                    $3,500               None                None
               DNYTEM                    $2,500               None                None
               DOMMM                     $1,000               None                None
               DPMMM                     $1,000               None                None
- --------------------
*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,364 for all Board members as a group.

                   Page B 12
                                       PERTAINING TO AUDITORS
                                                                 DATE BOARD LAST
              NAME OF FUND                                       APPROVED AUDITORS
            -----------------                                  -----------------------
              DBMF                                                  July 27, 1994
              DCTEB                                                 April 6, 1994
              DCMMM                                                 October 1, 1994
              DGNMA                                                 April 6, 1994
              DIMB                                                  April 6, 1994
              DMMMF                                                 January 26, 1995
              DMTEB                                                 April 6, 1994
              DMIMM                                                 October 19, 1994
              DNJMM                                                 January 26, 1995
              DNYTEB                                                April 6, 1994
              DNYTEI                                                April 6, 1994
              DNYTEM                                                April 6, 1994
              DOMMM                                                 October 19, 1994
              DPMMM                                                 October 19, 1994

PERTAINING TO SHARE OWNERSHIP OF PERSONS, IF ANY, KNOWN TO OWN AT LEAST 5% OF
      THE FUND'S OUTSTANDING VOTING SECURITIES AS OF FEBRUARY 8, 1995

     NAME OF                 NAME AND ADDRESS                          PERCENTAGE OF
      FUND                    OF STOCKHOLDER                        SHARES OUTSTANDING                 NUMBER OF SHARES
    ---------               -----------------                      --------------------               -----------------
DMIMM                         Florence Barron                              6.40%                         3,926,575.260
                              29260 Franklin Rd.
                              Southfield, MI48034-1178
                              ENBANCO                                      6.30%                         3,881,354.960
                              Empire National Bank
                              PO Box 1350
                              Traverse City, MI 49685-1350

                    page B 13
                                     PART III
        Part III sets forth the Meeting time and information relevant to the other current Board members, auditors and share ownership for Dreyfus Focus Funds, Inc. ("DFF").
*  Meeting Time:  11:00 a.m.

                                       BOARD MEMBERS

NAME, PRINCIPAL OCCUPATION AND BUSINESS                                                                    BOARD MEMBER
EXPERIENCE FOR PAST FIVE YEARS                                                          AGE                 SINCE
- ---------------------------------------                                                ----                -------------

EHUD HOUMINER                                                                            53                      1993
        Since July 1991, Professor and Executive-in-Residence at the Columbia
Business School, Columbia University and, since February 1992, a Consultant to Bear, Stearns & Co. Inc., investment bankers. He was President and Chief
Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 until September 1990. He also is a director of Avnet Inc.
and a Board member of eight other funds in the Dreyfus Family of Funds. His address is Columbia Business School, Columbia University, Uris Hall, Room
526, New York, New York 10027.

GLORIA MESSINGER                                                                         63                      1993
        From 1981 to 1993, Managing Director and Chief Executive Officer of
ASCAP (American Society of Composers, Authors and Publishers). She is a
member of the Board of Directors of the Yale Law School Fund and was Secretary
of the ASCAP Foundation and served as a trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. Her address is 747 Third Avenue, 11th Floor, New York,
New York 10017.
                        PERTAINING TO THE BOARD OF DFF
              *  Number of Board, and where applicable committee,
                 meetings held during the last fiscal year:  Four

              * Board members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board member was in office: None

              * Rate at which Board members are paid (annual retainer/per meeting fee): $3,000/$250
                   Page B 14

        * Compensation Table for the last fiscal year (except as otherwise noted):

                                                                                                      (5)
                                                              (3)                                    TOTAL
                                                           PENSION OR             (4)             COMPENSATION
                                                           RETIREMENT          ESTIMATED           FROM FUND
                                                            BENEFITS             ANNUAL             AND FUND
                                          (2)              ACCRUED AS           BENEFITS          COMPLEX PAID
                      (1)              AGGREGATE          PART OF THE           FROM THE        TO BOARD MEMBER
                 NAME OF BOARD        COMPENSATION          FUND'S             FUND UPON          FOR THE 1994
                 MEMBER              FROM THE FUND*         EXPENSES          RETIREMENT          CALENDER YEAR
              ----------------       -------------        ------------       -----------        ---------------
              Ehud Houminer              $4,000               None                None               $25,701

              Gloria Messinger           $4,000               None                None               $ 3,277

              John M. Fraser, Jr.        $4,000               None                None               $46,766

P                                ERTAINING TO AUDITORS

              *  Date Board last approved Auditors:  September 15, 1994

PERTAINING TO SHARE OWNERSHIP OF PERSONS, IF ANY, KNOWN TO OWN AT LEAST 5% OF
         THE FUND'S OUTSTANDING VOTING SECURITIES AS OF FEBRUARY 8, 1995
(DFF offers four series of shares: Dreyfus Large Company Growth Portfolio ("LCGP"), Dreyfus Large Company Value Portfolio ("LCVP"), Dreyfus Small Company Growth Portfolio ("SCGP") and Dreyfus Small Company Value Portfolio ("SCVP").

                         NAME AND ADDRESS                PERCENTAGE OF
                         OF STOCKHOLDER                 SHARES OUTSTANDING                  NUMBER OF SHARES
                        ---------------                 ------------------                --------------------
                     Major Trading Corporation                98.70%                      406,902.219 (LCGP)
                     200 Park Avenue                          97.80%                      410,865.874 (LCVP)
                     New York, NY10166                        93.70%                      404,177.546 (SCGP)
                                                              97.70%                      437,032.437 (SCVP)

         A stockholder who beneficially owns, directly or indirectly, more than 25% of the Fund's outstanding voting securities may be deemed a "control person" (as defined in the Act) of the Fund.
                      Page B 15
                                      PART IV
        Part IV sets forth the Meeting time and information relevant to the other current Board members, auditors and share ownership for Dreyfus Pennsylvania Intermediate Municipal Bond Fund ("DPIMB").
*      Meeting time: 12:15 p.m.
                                             BOARD MEMBERS

NAME, PRINCIPAL OCCUPATION
AND BUSINESS EXPERIENCE FOR                                                                                BOARD MEMBER
PAST FIVE YEARS                                                                           AGE                 SINCE
_______________-                                                                          ___              _________
DIANE DUNST                                                                               54                   1993
        Since January 1992, President of Diane Dunst Promotion,  Inc., a full service promotion agency. From January 1989 to January 1992, Director of
Promotion Services, Lear's Magazine. From 1985 to January 1989, she was Sales
Promotion Manager of ELLE Magazine. Her address is 1070 Park Avenue,
New York, New York 10128.
JAY I. MELTZER                                                                            65                   1993
        Physician engaged in private practice specializing in internal medicine. He also is a member of the Advisory Board of the Section of Society and Medicine, College of Physicians and Surgeons, Columbia University and a
Clinical Professor of Medicine, Department of Medicine, Columbia University
College of Physicians and Surgeons. His address is 903 Park Avenue, New York,
New York 10021.
DANIEL ROSE                                                                               64                   1993
        President and Chief Executive Officer of Rose Associates, Inc., a
New York based real estate development and management firm. In July 1994,
Mr. Rose received a Presidential appointment to serve as a director of the
Baltic-American Enterprise Fund, which will provide financing and technical business assistance to new business concerns in the Baltic states. He is also
Chairman of the Housing Committee of The Real Estate Board of New York, Inc.
and a Trustee of Corporate Property Investors,
a real estate investment company. He is also a Board member of 21 other funds in the Dreyfus Family of Funds. His address is c/o Rose Associates, Inc. 380
Madison Avenue, New York, New York 10017.
                            page B 16
NAME, PRINCIPAL OCCUPATION
AND BUSINESS EXPERIENCE FOR                                                                                   BOARD MEMBER
PAST FIVE YEARS                                                                           AGE                      SINCE
_______________-                                                                          ___                   _________
WARREN B. RUDMAN                                                                          63                        1993
        Since January 1993, Partner in the law firm Paul, Weiss, Rifkind,
Wharton & Garrison. From January 1981 to January 1993, Mr. Rudman serves as a
United States Senator from the State of New Hampshire. Also, since January
1993, Mr. Rudman has served as Vice Chairman of the Federal Reserve Bank of
Boston, and as  a director of Chubb Corporation and of Raytheon Company.
Since 1988, Mr. Rudman has served as a trustee of Boston College and since
1986 as a member of the Senior Advisory Board of the Institute of Politics of
the Kennedy School of Government at Harvard University. He also serves as
Deputy Chairman of the President's Foreign Intelligence Advisory Board. He is
also a Board member of 17 other funds in the Dreyfus Family of Funds. His address is c/o Paul, Weiss, Rifkind, Wharton & Garrison, 1615 LStreet, N.W.,
Washington, D.C. 20036.
SANDER VANOCUR                                                                           66                          1993
        Since January 1992, President of Old Owl Communications, a
full-service communications firm. Since November 1989, Mr. Vanocur has served as a Director of the Damon Runyon-Walter Winchell Cancer Research Fund. Also,
since January 1994, Mr. Vanocur has served as a Visiting Professional Scholar at the Freedom Forum  First Amendment Center at Vanderbilt University. From
June 1986 to December 1991, he was a Senior Correspondent of ABC News and,
from October 1986 to December 31, 1991, he was Anchor of the ABC News program
"Business World," a weekly business program on the ABCtelevision network. He is also a Board member of 21 other funds in the Dreyfus Family of Funds. His address is 2928 P Street, N.W., Washington, D.C.  20007.

                        Page B 17
                 PERTAINING TO THE BOARD OF DPIMB
          * Number of Board, and where applicable committee, meetings held during the last fiscal year: Six
          * Board members, if any, attending fewer than 75% of all Board and committee meetings held in the last fiscal year during the period the Board member was in office: None
          * Rate at which Board members are paid (annual retainer/per meeting fee): $1,000/$250
          * Compensation Table for the last fiscal year (except as otherwise noted):

                                                                                                      (5)
                                                              (3)                                    TOTAL
                                                           PENSION OR             (4)             COMPENSATION
                                                           RETIREMENT          ESTIMATED           FROM FUND
                                                            BENEFITS             ANNUAL             AND FUND
                                          (2)              ACCRUED AS           BENEFITS          COMPLEX PAID
               (1)                     AGGREGATE          PART OF THE           FROM THE        TO BOARD MEMBER
         NAME OF BOARD                COMPENSATION          FUND'S             FUND UPON          FOR THE 1994
         MEMBER                     FROM THE FUND*          EXPENSES          RETIREMENT           CALENDER YEAR
        ---------------            ---------------       -------------       ------------        ---------------
         David W. Burke                 $    518               None                None              $27,898
         Diane Dunst                    $  2,000               None                None              $32,602
         Rosalind Gersten Jacobs        $    829               None                None              $57,638
         Jay I.Meltzer                  $  2,000               None                None              $32,102
         Daniel Rose                    $  2,000               None                None              $62,006
         Warren B. Rudman               $  1,750               None                None              $29,602
         Sander Vanocur                 $  2,000               None                None              $62,006
 *Amount does not include reimbursed expenses for attending Board meetings,
  which amounted to $153 for all   Fund Directors as a group.

                              PERTAINING TO AUDITORS

              *  Date Board last approved Auditors:  November 9, 1994
TO THE FUND'S KNOWLEDGE, NO PERSONS ARE KNOWN TO OWN 5% OR MORE OF THE FUND'S
        OUTSTANDING VOTING SECURITIES, AS OF FEBRUARY 8, 1995
                 Page B 18
                                      PART V
        Part V sets forth information relevant to the executive officers of each Fund and Fund share ownership of officers, Board members and Nominees:

NAME AND POSITION                                              PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                      AGE            EXPERIENCE FOR PAST FIVE YEARS
- ----------------                               ------          --------------------------------
MARIE E. CONNOLLY                               37              President and Chief Operating Officer of the Distributor
         President and                                          and an officer of other investment companies advised or
         Treasurer                                              administered by Dreyfus. From December 1991 to July 1994, she
                                                                was President and Chief Compliance Officer of Funds
                                                                Distributor, Inc., a wholly-owned subsidiary of The Boston
                                                                Company, Inc. Prior to December 1991, she served
                                                                as Vice President and Controller, and later as Senior Vice
                                                                President, of The Boston Company Advisors, Inc.

JOHN E. PELLETIER                               30              Senior Vice President and General Counsel of the Distributor
         Vice President and                                     and an officer of other investment companies advised or
         Secretary                                              administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc.
                                                                From August 1990 to February 1992, he was employed as an
                                                                Associate at Ropes & Gray, and prior to August 1990,
                                                                he was employed as an Associate at Sidley & Austin.

FREDERICK C. DEY                                33              Senior Vice President of the Distributor and an officer of
          Vice President and                                    other investment companies advised or administered by Dreyfus.
          Assistant Treasurer                                   From 1988 to August 1994, he was Manager of the High Performance
                                                                Fabric Division of Springs Industries Inc.

ERIC B. FISCHMAN                                30              Associate General Counsel of the Distributor and an officer of
          Vice President and                                    other investment companies advised or administered by
          Assistant Secretary                                   Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System.

JOSEPH S. TOWER, III                            32              Senior Vice President, Treasurer and Chief Financial Officer of
          Assistant Treasurer                                   the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August
                                                                1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and
                                                                Treasury areas.

JOHN J. PYBURN                                  59              Vice President of the Distributor and an officer of other
          Assistant Treasurer                                   investment companies advised or administered by Dreyfus. From
                                                                1984 to July 1994, he was Assistant Vice President in the
                                                                Mutual Fund Accounting Department of Dreyfus.
                   Page B 19


NAME AND POSITION                                              PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                      AGE            EXPERIENCE FOR PAST FIVE YEARS
- ----------------                               ------          --------------------------------
PAUL FURCINITO                                  28              Assistant Vice President of the Distributor and an officer of
          Assistant Secretary                                   other investment companies advised or administered by Dreyfus.
                                                                From January 1992 to July 1994, he was a Senior Legal Product
                                                                Manager and, from January 1990 to January 1992, a mutual fund accountant, for The Boston Company Advisors, Inc.
RUTH D. LEIBERT                                 50              Assistant Vice President of the Distributor and an officer of
          Assistant Secretary                                   other investment companies advised or administered by Dreyfus.
                                                                From March 1992 to July 1994, she was a Compliance Officer for
                                                                The Managers Funds, a registered investment company. From March
                                                                1990 until September 1991, she was Development Director of
                                                                The Rockland Center for the Arts and, prior thereto, was
                                                                employed as a Research Assistant for the Bureau of National
                                                                Affairs.

        The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

        The following table presents certain information for each Fund regarding the beneficial ownership of its shares as of February 8, 1995 by each officer, Board member and Nominee of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.

                                                          NAME OF OFFICER OR                  NUMBER
                      NAME OF FUND                     BOARD MEMBER/NOMINEE                  OF SHARES
                    --------------                    ---------------------       ---------------------------
                       DBMF                           Joseph S. DiMartino                302,375.880 (DBMMMP)*
                                                         Ehud Houminer                    50,182.310 (DBMMMP)*
                                                         John J. Pyburn                  414,726.290 (DBMMMP)*
                       DCV                              Richard C. Leone                   3,934.311
                                                         John J. Pyburn                      382.178
                                                        Robert B. Rivel                    2,747.826
                       DFF                              Gloria Messinger                     992.638 (LCGP)
                                                                                           1,011.786 (LCVP)
                                                                                           1,000.043 (SCGP)
                                                                                           1,037.898 (SCVP)
                       DGNMA                            Robert B. Rivel                      925.973
                       DMMMF                            Arnold S. Hiatt                  680,639.370
                       DMBF                             Richard C. Leone                   5,852.789
                                                        Hans C. Mautner                   88,767.961

- ---------------
* Dreyfus BASIC Municipal Money Market Portfolio ("DBMMMP") is a series of
DBMF.

                   page B 20
                                                       NAME OF OFFICER OR                   NUMBER
                    NAME OF FUND                     BOARD MEMBER/NOMINEE                 OF SHARES
                   --------------                  -------------------------             ------------
                       DMMM                         Rosalind Gersten Jacobs              156,069.940
                                                        Richard C. Leone                  10,086.050
                                                        Robert B. Rivel                   40,475.530
                       DNL                              Richard C. Leone                     867.684
                                                         John J. Pyburn                      181.318
                                                        Robert B. Rivel                      652.609
                       DNYTEM                         John M. Fraser, Jr.                 64,236.830
                       DOMMM                             John J. Pyburn                   48,831.430

SAMPLE PROXY CARD


PRELIMINARY COPY


                                IMPORTANT
                                ----------
PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help your fund save money. To hold the meeting, a quorum must be represented. Voting today can save your fund the expense of another solicitation for proxies required to achieve a quorum.

FOR DREYFUS SHAREHOLDERS WITH MULTIPLE ACCOUNTS:

For your convenience, and to reduce the Fund's mailing expenses, we have enclosed one proxy card for each of the Dreyfus accounts in your household that have the same taxpayer identification number (i.e. social security), the same zip code and the same type of account. The proxy cards for accounts with different taxpayer identification numbers have been sent under separate cover.

These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.



DREYFUS CAPITAL VALUE FUND (A PREMIER FUND)
The undersigned stockholder of the above referenced fund hereby appoints Steven F. Newman and John B. Hammalian and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the above referenced fund standing in the name of the undersigned at the close of business on February 24, 1995, at a Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 11:15 a.m. on Friday, March 31, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE Dated___________________, 1995
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


________________________________
          Signature(s)





THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSALS BELOW UNLESS OTHERWISE INDICATED. PLEASE MARK BOXES IN BLUE OR BLACK INK DO NOT USE RED INK.

1.  Election of Additional Board Members.
Nominees are:  Joseph S. DiMartino and Robin A. Smith

/  / FOR all Nominees   /  / WITHHOLD authority only for those Nominee(s)
whose name(s) I have written below /  / WITHHOLD authority for ALL Nominees

______________________________________

2.  To ratify the selection of the Fund's independent auditors.
/  / FOR /  / AGAINST /  / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

(Continued and to be signed on other side)